EXHIBIT 10.4

                    CONTINENTAL BEVERAGE AND NUTRITION, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of April 22, 2005, is made by and between Continental Beverage and Nutrition, Inc., a Delaware corporation (the "Company"), and Cornell Capital Partners, L.P. (the "Investor" or "Holder").

         WHEREAS, in connection with that certain Note Purchase Agreement by and between the Company and the Investor of even date herewith (the "Note Purchase Agreement"), the Company has sold to the Investor, and the Investor has purchased from the Company, a certain 8% senior secured convertible promissory note (the "Note"); and

         WHEREAS, to induce the Investor to purchase the Note, the Company has agreed to register the shares of Common Stock issuable upon conversion of the Note pursuant to the terms of this Agreement;

         NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

         "Eligible Securities" shall mean all Registrable Securities other than Excluded Securities.

         "Effectiveness Date" shall mean that date which is no later than ninety (90) days following the Filing Date.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Filing Date" shall mean that date which is no later than sixty (60) days following the written notification of Investor as provided in Section 3(a).

         "Register," "registered" and "registration" each shall refer to a registration effected by preparing and filing a Registration Statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or document by the Commission.
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         "Registrable Securities" shall mean (i) the Common stock issuable upon exercise of the Note, and (ii) any other shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Note or Common Stock, provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (y) at such time, as they become eligible for sale pursuant to Rule 144(k) under the Securities Act or another similar exemption under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement or the Note.

         2.       Piggyback Registration.
                  ----------------------

                  (a) If the Company, at any time during the two (2) year period commencing after the date hereof, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto as well as registrations that do not permit resales) (a "Piggyback Registration"), each such time it will give written notice to such effect to all holders of outstanding Registrable Securities at least thirty (30) days prior to such filing. Upon the written request of any such holder received by the Company within thirty (30) days after the giving of any such notice by the Company to register any of its Eligible Securities, the Company will cause the Eligible Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Eligible Securities so registered. Notwithstanding the foregoing, the Company may withdraw or abandon any such registration statements in its sole discretion.

                  (b) If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise the holders as a part of the written notice given pursuant to Section (a). In such event, (i) the right of any holder to include its Registrable Shares in such registration pursuant to this Section 2 shall be conditioned upon such holder's participation in such underwriting on the terms set forth therein and herein and (ii) all holders including Registrable Shares in such registration shall enter into an underwriting agreement with the underwriter or underwriters selected for the underwriting by the Company. If any holder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such holder may elect, by written notice to the Company, to withdraw its shares from such registration statement and underwriting. If the managing underwriter advises the Company in writing that in its good faith determination marketing factors require a limitation on the number of shares to be underwritten, the shares to be included in the underwriting shall be

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allocated, first to the Company, and second, to each of the holders of piggyback or similar registration rights who request registration including the holders of the Registrable Securities in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives notice to such holders of its intent to file a registration statement. If any such holder entitled to be included in such registration statement would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         3.       Automatic Registration
                  ----------------------

                  (a) At any time, and from time to time, upon written notification by the Investor of its desire to have its Registrable Securities registered under the Securities Act, the Company shall promptly prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act. The Registration Statement required hereunder shall be on Form SB-2 or on another appropriate form. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

                  (b) If: (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within 5 trading days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (iii) prior to the date when such Registration Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment or otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 trading days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, or (v) after a Registration Statement is first declared effective by the Commission, subject to any customary blackout periods, it ceases for any reason to remain continuously effective during the Effectiveness Period as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such case 15 consecutive trading days but no more than an aggregate of 30 trading days during any 12-month period (which need not be consecutive trading days) (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such 5 trading day period is exceeded, or for purposes of clause (iii) the date which such 15 trading day period is exceeded, or for purposes of clause (v) the date on which such 15- or 30-day

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period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Securities Purchase Agreement for any Registrable Securities then held by such Holder; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Securities Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. The foregoing penalty obligation shall not apply to any time periods in which the Registrable Securities become eligible for sale pursuant to Rule 144(k) under the Securities Act.

         4. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2 or 3 hereof to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission the Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become effective in an expeditious manner;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective during the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such Registration Statement;

                  (d) use its best efforts (i) to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may

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

be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Registrable Securities and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such Registration Statement to correct any such untrue statement or omission;

                  (g) promptly notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                  (h) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request; and

                  (i) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         5.       Obligations of Holders.
                  ----------------------

                  Each holder of Registrable Securities shall furnish to the Company such information regarding such holder, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the Registration Statement and in complying with the requirements of the Securities Act.

         6. Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including,

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without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) fees and disbursements of the Company's counsel, independent public accountants for the Company and fees and disbursements of counsel for the Holders up to $3,500.

         7.       Indemnification and Contribution.
                  --------------------------------

                  (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable (i) in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or prospectus; (ii) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability results from the fact that the such seller, any such underwriter or any such controlling person sold Registrable Securities to a person to whom there was not sent or given at or prior to the written confirmation of such sale, a copy of the final prospectus or the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder; (iii) in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and the indemnitees thereafter fail to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same; and (iv) with respect to amounts paid in settlement

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of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

                  (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus, and provided, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding the foregoing, the indemnity provided in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal

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expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that the indemnifying party shall not liable for any legal expenses of the indemnified party if the indemnifying party provides notice to the indemnified party, within two weeks of its receipt of notice of the commencement of the action, of its election so to assume and undertake the defense; provided, further, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advice of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         8. Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

         9. Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

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                  (a)      The execution, delivery and performance of this
Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

         10. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investor to no more than five transferees or assignees of such securities; provided, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. The term "Investor" as used in this Agreement shall include such permitted assigns.

         11.      Rule 144 Requirements. The Company agrees to:
                  ---------------------

                  (a) use reasonable commercial efforts to make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use reasonable commercial efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         12. Termination. All of the Company's obligations to register Registrable Shares under Sections 2 and 3 hereto shall terminate upon the date on which no Investor holds any Registrable Securities.

         13. No Piggyback on Registration. Neither the Company (with respect to a Registration Statement filed pursuant to Section 3 hereof) nor any of its security holders (other than the Holders in such capacity pursuant

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hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities. No person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall not file any other registration statement other than a registration statement on Form S-8, until after the Effectiveness Date.

         14.      Miscellaneous.
                  -------------

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed (i) if to the Company, at Continental Beverage and Nutrition, Inc., 100 Quentin Roosevelt Blvd., Garden City, NY 11530, with a copy to Sloan Securities Corp., 444 Madison Avenue, 23rd Floor, New York, New York 10022; and (ii) if to any holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company
(1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and
(3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

                  (d) In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages,

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will be entitled to specific performance of its rights under this Agreement. The
Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (e) This Agreement may not be amended or modified without the written consent of the Company and the holders of at least a majority of the Registrable Securities.

                  (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

                  (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (i) This Agreement constitutes the entire contract among the Company and the Investors relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

                  (j) The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                  (k) The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing pursuant to the Securities Purchase Agreement, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.

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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                  CONTINENTAL BEVERAGE AND NUTRITION, INC.


                                  By: /s/ DAVID SACKLER
                                      ------------------------------------------
                                      Name: David Sackler
                                      Title: Chief Executive Officer & President


                                  CORNELL CAPITAL PARTNERS, L.P.



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

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